SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C. 20549

                               FORM 8-K/A


            Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Act of 1934


                            November 19, 1997
            ________________________________________________
            Date of Report (Date of earliest event reported)


Commission file number:  0-21847

Boulder Capital Opportunities II, Inc.
(Exact name of small business issuer as specified in its charter)

Colorado                              84-1356898
(State or other jurisdiction of     (I.R.S. Employer
incorporation or organization)        Identification No.)

  4750 Table Mesa Drive, Boulder, CO 80302
 (Address of principal executive offices)  (Zip Code)

 (303) 442-1021
(Issuer's telephone number)

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING
ACCOUNTANT

DISMISSAL OF PRINCIPAL ACCOUNTANT.

The registrant has previously reported the change of client-auditor relationship with Stark Tinter & Associates, 5299 DTC Boulevard, Suite 300, Englewood, Colorado 80111, and indicated in such report that there were no disagreements with that firm. However, the required letter from Stark Tinter & Associates indicating whether it agrees with the statements made by the registrant, in response to this Item 4, was not available at the time the Form 8-K report was initially filed. The required letter from Stark Tinter & Associates indicating its agreement with the statements made by the registrant in its 8-K report, is now available and attached hereto as an exhibit.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)    The following Exhibits are filed as part of this report:

Exhibit 16 - Letter regarding change in certifying accountant.



Signatures:

       In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOULDER CAPITAL OPPORTUNITIES II, INC.
(Registrant)

Date:  December 11, 1997



Signature: /s/______________________________________
              Robert Soehngen, President
EXHIBIT 16.


December 10, 1997

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

RE:  Boulder Capital Opportunities II, Inc.

Gentlemen:

We have been furnished with a copy of the Form 8-K, dated November
19, 1997, filed by our former client, Boulder Capital Opportunities II, Inc. We agree with the statements made in regard to Item 4(a) insofar as they relate to our firm.


Very truly yours,

STARK TINTER & ASSOCIATES, LLC

/s/
Wesley N. Stark, CPA
Director